UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 30, 2025

ARTESIAN RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-18516	51-0002090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

664 Churchmans Road, Newark, Delaware	19702
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	302-453-6900

Not Applicable
—————————————————————————
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbols (s)	Name of each exchange on which registered
Common Stock	ARTNA	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 30, 2025, Artesian Resources Corporation (the “Company”) held a special meeting (the “Special Meeting”) of shareholders of the Company’s Class B common stock (the “Class B stockholders”) to vote on the adoption of the Artesian Resources Corporation 2025 Equity Compensation Plan (the “2025 Plan”).

The Company’s board of directors (the “Board”) voted to adopt the 2025 Plan on August 19, 2025, subject to approval by the Company’s Class B stockholders.  Upon approval by the Class B stockholders at the Special Meeting, the 2025 Plan became effective October 30, 2025 (the “Effective Date”), and replaces the Company’s 2015 Equity Compensation Plan (the “2015 Plan”), which is expiring on its terms.  Subject to adjustment as described therein, the 2025 Plan provides for the issuance of 263,932 shares of the Company’s Class A non-voting common stock (the “Class A non-voting common stock”), plus the number of shares of Class A non-voting common stock subject to outstanding grants under the 2015 Plan as of the Effective Date that terminate, expire or are cancelled, forfeited, exchanged or surrendered without having been exercised, vested or paid under the 2015 Plan on or after the Effective Date.  The 2025 Plan provides that grants may be in any of the following forms: (i) incentive stock options, (ii) nonqualified stock options, (iii) stock units, (iv) stock awards, (v) dividend equivalents, and (vi) other stock-based awards.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the 2025 Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 30, 2025, the Class B stockholders approved the adoption of the 2025 Plan at the Special Meeting.  Only holders of record of the Company’s Class B common stock were entitled to vote on the 2025 Plan.

Votes were cast as follows with respect to the 2025 Plan:

	For	Against	Withheld
Artesian Resources Corporation 2025 Equity Compensation Plan	675,338	32,158	0

Item 9.01 Financial Statements and Exhibits

(d)Exhibits

Exhibit Number:	Title:

10.1*	Artesian Resources Corporation 2025 Equity Compensation Plan.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

*
Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTESIAN RESOURCES CORPORATION

November 3, 2025	By:	/s/ David B. Spacht
David B. Spacht
Chief Financial Officer